PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS ARE MARKED BY AN ASTERISK (*).

                                                          MAY 01, 1995

PHILLIPS 66 COMPANY
A Division of Phillips Petroleum Company
Bartlesville, Oklahoma  74004   918-661-6600

Marketing Division                       April 27, 1995


Kris Lindsey
Empire Gas Corp.
P. O. Box 303
Lebanon, MO  65536

Dear Kris:

Volumes for the 1995-1996 contract year as agreed to are attached for your review. In addition, the pricing at Denver and LaJunta shall be as follows:

                April 1995 through September 1995 - *.

                October 1995 - Conway O.P.I.S. average *,
                15 day pricing and invoicing.

                November 1995, December 1995, January 1996, February 1996 - Conway O.P.I.S. average *, 15 day pricing and invoicing.

                March 1996 - Conway O.P.I.S. average *, 15 day pricing and invoicing.

With the exception of the pricing for Denver and LaJunta detailed above, all terms and conditions of the sales contracts B-94-0045, dated August 15, 1994, and B-94-0044, dated August 15, 1994, remain in effect.

Please indicate your acceptance of this agreement in the space provided below and return one copy for our files.

                                                  Sincerely,

                                                  /s/ J.R. FOUTS
                                                  ______________
                                                  J. R. FOUTS

Accepted and agreed to this 24th
day of May, 1995,

by /s/ Kris Lindsey
   ________________

Title Vice President
      ______________

JRF:sks
Attachments

     *  Confidential material deleted.
       2 of 4

                                                          MAY 17, 1995

PHILLIPS 66 COMPANY
A Division of Phillips Petroleum Company
Bartlesville, Oklahoma  74004      918 661-6600

Marketing Division                       May 9, 1995




Kris Lindsey
Empire Gas Corp.
P. O.  Box 303
Lebanon, MO  65536


Dear Kris:

Corrected volumes at Denver and LaJunta for the 1995-1996 season are attached. In addition, the volume for the month of March 1996 has been corrected at Paola to 170,000 gallons.

We sincerely appreciate your business and look forward to supplying your propane requirements wherever possible.

                                         Sincerely,


                                         /s/ J.R. FOUTS
                                         ______________
                                         J.R. Fouts
                                         Director, Wholesale Sales


JRF:sks

Attachment
       3 of 4


                              EMPIRE GAS CORP.

                                  1995-1996

                                ATTACHMENT A

                           (Thousands of Gallons)




Forecast:           APR    MAY     JUN      JUL       AUG     SEP

Paola     L388       96     52      52       33        90     154
           ___

Jeff City L350      381    263     184      156       341     613
           ___

E St. Ls  L330       45     22      18       18        51      67
           ___

Decatur   L240        9      6       9        9        12      20
           ___

Forecast:           OCT    NOV     DEC      JAN       FEB     MAR    TOTAL

Paola     L388      149    203     276      322       239     170    1,836
           ___

Jeff City L350      675    855    1220     1385       993     669    7,735
           ___

E St. Ls  L330       77     75     110      130       112      90      815
           ___

Decatur   L240       32     34      35       44        32      19      261
           ___

       4 of 4

                              EMPIRE GAS CORP.


                                ATTACHMENT B

                                 1995 - 1996

                           (Thousands of Gallons)


Sales Forecast:       APR    MAY     JUN    JUL     AUG   SEP

Denver   L 322        220    178      86     99     173   226
           ___        ___    ___      __     __     ___   ___

LaJunta  L 362        116     97      87     85     110   137
           ___        ___     __      __     __     ___   ___


Sales Forecast:       OCT    NOV     DEC    JAN     FEB   MAR    TOTAL

Denver    L 322       347    445     610    560     512   466    3,922
            ___       ___    ___     ___    ___     ___   ___    _____

LaJunta   L 362       205    294     351    343     315   234    2,374
            ___       ___    ___     ___    ___     ___   ___    _____